Income Tax Provision	12 Months Ended
Mar. 31, 2017
Income Tax Provision [Abstract]
Income Tax Provision

Note 13 — Income Tax Provision

At March 31, 2017 and 2016, the Company had available federal and state net operating loss carryforwards to reduce future taxable income. The amounts available were approximately $15.4 million and $6.8 million for federal income tax purposes, respectively, and $15.4 million and $6.8 million for state income tax purposes respectively. The federal and state net operating loss carryforwards expire in 2037. Given the Company’s history of net operating losses, management has determined that it is more likely than not that the Company will not be able to realize the tax benefit of the carryforwards. Accordingly, the Company has not recognized a deferred tax asset for this benefit.

The Company has adopted FASB guidelines that address the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under this guidance, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. This guidance also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of March 31, 2017 and 2016, the Company did not have a liability for unrecognized tax benefits, and no adjustment was required at adoption.

The Company’s policy is to record interest and penalties on uncertain tax provisions as income tax expense. As of March 31, 2017 and 2016, the Company has not accrued interest or penalties related to uncertain tax positions. Additionally, tax years 2014 through 2016 remain open to examination by the major taxing jurisdictions to which the Company is subject.

Upon the attainment of taxable income by the Company, management will assess the likelihood of realizing the tax benefit associated with the use of the carryforwards and will recognize the appropriate deferred tax asset at that time.

Significant components of the Company’s deferred income tax assets are as follows as of:

	2017	2016
Net operating loss carryforward	$6,152,000	$2,708,000
Stock-based compensation	912,000	343,000
Impairment of note receivable	85,000	-
Loss on sale of investment in OCHL	1,116,000	-
Equity in earnings of OCHL	(53,000)	(164,000)
Total deferred tax assets	8,212,000	2,887,000
Valuation allowance	(8,212,000)	(2,887,000)
Net deferred tax asset	$-	$-

Reconciliation of the effective income tax rate to the U.S. statutory rate is as follows:

	2017	2016
U.S federal statutory income tax	-34.00%	-34.00%
State tax, net of federal tax benefit	-5.80%	-5.80%
Permanent differences	-65.52%	-%
Change in valuation allowance	105.32%	39.80%
Effective tax rate	0.00%	0.00%